Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Total Stock Market Index Trust (the funds)
Supplement dated June 26, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on June 24-26, 2025, the Trust’s Board of Trustees (the Board) approved changing the subadvisor for the funds from Manulife Investment Management (North America) Limited (“Manulife IM (NA)”) to Manulife Investment Management (US) LLC (“Manulife IM (US)”) effective on or about June 30, 2025 (the Effective Date). Manulife IM (NA) will no longer serve as subadvisor to the funds as of the Effective Date. Accordingly, as of the Effective Date, all references to Manulife IM (NA) will be removed from the Prospectus and replaced with Manulife IM (US) as the subadvisor with respect to the funds. There are no changes to the portfolio managers of the funds as a result of the change in subadvisor.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust (the Trust)
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Total Stock Market Index Trust (the funds)
Supplement dated June 26, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)
At its meeting held on June 24-26, 2025, the Trust’s Board of Trustees (the Board) approved changing the subadvisor for the funds from Manulife Investment Management (North America) Limited (“Manulife IM (NA)”) to Manulife Investment Management (US) LLC (“Manulife IM (US)”) effective on or about June 30, 2025 (the Effective Date). Manulife IM (NA) will no longer serve as subadvisor to the funds as of the Effective Date. Accordingly, as of the Effective Date, all references to Manulife IM (NA) will be removed from the SAI and replaced with Manulife IM (US) as the subadvisor with respect to the funds. There are no changes to the portfolio managers of the funds as a result of the change in subadvisor.
Accordingly, as of the Effective Date, the following supplements the applicable disclosure under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES” in the “Subadvisory Agreements” section of the SAI:
Subadvisory Arrangement for 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust.  In rendering investment advisory services to 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust, Manulife IM (US), subadvisor to the funds, may use the portfolio management, research and other resources of Manulife Investment Management Limited (“Manulife Limited”), an affiliate of Manulife IM (US). Manulife Limited is not registered with the SEC as an investment advisor under the Advisers Act. Manulife IM (US) has entered into a memorandum of understanding and supervisory agreement (collectively, the “Participating Affiliate Agreement”) with Manulife Limited pursuant to which Manulife Limited is considered a participating affiliate of Manulife IM (US), subadvisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered advisor. Investment professionals from Manulife Limited may render portfolio management, research and other services to 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust under the Participating Affiliate Agreement and are subject to supervision by Manulife IM (US). The Advisor and the Affiliated Subadvisor are controlled by Manulife Financial.
You should read this supplement in conjunction with the SAI and retain it for your future reference.